UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006

GENESIS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation	000-50351 (Commission File Number)	20-0023783 (IRS Employer Identification No.)

101 East State Street, Kennett Square, PA 19348

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 610-444-6350

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in Item 2.02 of this Current Report and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report and in the press release attached as Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.02	Results of Operations and Financial Condition.

The following information, including the text of the press release attached as Exhibit 99.1, is furnished pursuant to Item 2.02 Results of Operations and Financial Condition.

On November 20, 2006, Genesis HealthCare Corporation (GHC) reported its results for the fiscal quarter ended September 30, 2006. The earnings release is attached hereto as Exhibit 99.1.

The earnings release attached hereto as Exhibit 99.1 includes EBITDA which is a non-GAAP financial measure and diluted earnings per share on a non-GAAP basis. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, GHC has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

GHC’s management believes that the presentation of EBITDA provides useful information to investors regarding GHC’s results of operations because EBITDA is useful for trending, analyzing and benchmarking the performance and value of GHC’s business. By excluding certain expenses and other items that may not be indicative of GHC’s core business operating results, this non-GAAP financial measure:

•

allows investors to evaluate GHC’s performance from management’s perspective, resulting in greater transparency with respect to supplemental information used by GHC in its financial and operational decision making;

•	facilitates comparisons with prior periods and reflects the principal basis on which management monitors financial performance; and
•	facilitates comparisons with the performance of others in the long-term care services industry.

GHC uses EBITDA primarily as a performance measure and believes that the GAAP financial measure most directly comparable to EBITDA is net income. GHC uses EBITDA as a measure to assess the relative performance of its eldercare properties and other of its operating businesses, as well as the employees responsible for operating such businesses. EBITDA is useful in this regard because it does not include such costs as interest expense, income taxes and depreciation and amortization expense which may vary from business unit to business unit depending upon such factors as the method used to finance the original purchase of the business unit or the tax law in the state in which a business unit operates. By excluding such factors when measuring financial performance, many of which are outside of the control of the employees responsible for operating GHC’s business units, management is better able to evaluate the operating performance of the business unit and the employees responsible for business unit performance. Consequently, GHC’s management uses EBITDA to determine the extent to which GHC’s employees have met performance goals, and therefore may or may not be eligible for incentive compensation awards.

GHC also uses EBITDA in its annual budget process. GHC believes EBITDA facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. The presentation of this non-GAAP financial measures is consistent with GHC’s past practice and GHC believes such measures further enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.

Although GHC uses EBITDA as a financial measure to assess the performance of its business, the use of EBITDA is limited because it does not consider certain material costs necessary to operate its business. These costs include the cost to service GHC’s debt, the non-cash depreciation and amortization associated with GHC’s long-lived assets, the cost of GHC’s federal and state tax obligations, GHC’s share of the earnings or losses of GHC’s less than 100% owned operations and the operating results of GHC’s discontinued businesses. Because EBITDA does not consider these important elements of GHC’s cost structure, a user of GHC’s financial information who relies on EBITDA as the only measure of GHC’s performance could draw an incomplete or misleading conclusion regarding GHC’s financial performance. Consequently, a user of GHC’s financial information should consider net income an important measure of GHC’s financial performance because it provides the most complete measure of GHC’s performance.

GHC defines EBITDA as earnings from continuing operations before equity in net income (loss) of unconsolidated affiliates, minority interests, interest expense, income taxes, depreciation and amortization. Other companies may define EBITDA differently and, as a result, GHC’s measure of EBITDA may not be directly comparable to EBITDA of other companies. EBITDA does not represent net income as defined by GAAP and should be considered in addition to, not as a substitute for, or superior to, GAAP financial measures.

GHC’s management believes that the presentation of diluted earnings per share on a non-GAAP basis is useful to investors because the exclusion or adjustment of certain expense items facilitates a more consistent comparison with prior periods. Similar to EBITDA, the presentation of diluted earnings per share on a non-GAAP basis does not consider certain material expenses and therefore a user of GHC’s financial information who relies on this measure could draw an incomplete or misleading conclusion regarding GHC’s financial performance. Diluted earnings per share as presented for the three and twelve months ended September 30, 2006 does not represent diluted earnings per share on a GAAP basis and should be considered in addition to, not as a substitute for, or superior to, the GAAP measure.

Item 9.01      Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Exhibits.
The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Earnings release issued by Genesis HealthCare Corporation on November 20, 2006.

Statements made in this Current Report ,GHC’s website and in its other public filings and releases, which are not historical facts contain “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “target,” “appears” and similar expressions. Such forward looking statements include, without limitation, closure or timing of the Maine transaction or other transactions ,expected reimbursement rates, including RUGs changes, GHC’s net operating loss carryforwards, GHC’s effective tax rate, agency labor utilization, wage rates, debt repayments, share repurchases, provider tax assessments, changes in state Medicaid rates, plans to improve the operating performance of GHC’s Rehabilitation services segment and progress to date, the extent and effectiveness of GHC’s facilities’ renovation program, and expected income from continuing operations, earnings per diluted share, EBITDA and capital expenditures for fiscal 2007. Factors that could cause actual results to differ materially include, but are not limited to, the following: costs, changes in the reimbursement rates or methods and timing of payment from Medicare or Medicaid, or the implementation of other measures to reduce reimbursement for GHC’s services; community-based care trends, capitation or other risk sharing reimbursement trends, efforts of third party payors to control costs; the impact of federal and state regulations; changes in payor mix and payment methodologies; competition in GHC’s business; an increase in insurance costs and potential liability for losses not covered by, or in excess of, GHC insurance; competition for and availability of qualified staff in the healthcare industry; GHC’s ability to control operating costs, and generate sufficient cash flow to meet operational and financial requirements; and an economic downturn or changes in the laws affecting GHC’s business in those markets in which GHC operates. The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond GHC’s control. GHC cautions investors that any forward-looking statements made by it are not guarantees of future performance. GHC disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2006		GENESIS HEALTHCARE CORPORATION
	By:	/s/ James V. McKeon

Name: James V. McKeon
Title: Chief Financial Officer